Exhibit 10.2

Execution Version

AMENDMENT TO CREDIT AGREEMENT

AMENDMENT (this “Amendment”), dated as of December 22, 2016, to the Credit Agreement dated as of October 31, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party thereto (collectively, the “Guarantors”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the L/C issuers from time to time party thereto (collectively, the “L/C Issuers” and individually, a “L/C Issuer”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth below, and each Lender party hereto consents to this Amendment.

WHEREAS, this Amendment includes amendments of the Credit Agreement that are subject to the approval of the Required Lenders, and that, in each case, will become effective on the Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendment. Each of the parties hereto agrees that, effective on the Amendment Effective Date, Section 8.05(g) shall be amended and restated as follows:

“(g) the sale or discount in the ordinary course of business of accounts receivable, including in connection with the compromise or collection thereof;”.

SECTION 3. Effectiveness. This Amendment (and the amendment to the Credit Agreement pursuant to Section 2 hereof) shall become effective as of the date (the “Amendment Closing Date”) on which each of the following conditions has been satisfied or waived:

(a)           the Administrative Agent has received this Amendment, executed and delivered by the Loan Parties and the Required Lenders;

(b)           the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time in connection herewith or therewith, including this Amendment, shall be true and correct in all material respects on and as of the Amendment Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects of such earlier date;

(c)           the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (or any of its Affiliates) to the extent invoiced on or prior to the date hereof; and

(d)           No Default or Event of Default shall exist as of the Amendment Effective Date, immediately prior to or after giving effect to this Amendment.

SECTION 4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants that, after giving effect to the provisions of this Amendment, the following statements are true and correct:

(a)           the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of each Loan Party;

(b)           this Amendment has been duly executed and delivered on behalf of the Borrower and each other Loan Party; and

(c)           this Amendment constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party, as the case may be, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5. Effect of Amendment.

(a)           Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Agents under the Credit Agreement or any other Loan Document and (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)           From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Reaffirmation. Notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (i) each of Holdings, the Borrower and each of the other Loan Parties party hereto (collectively, the “Specified Parties”) acknowledges and agrees that, each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby).

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SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9. Miscellaneous Provisions. The provisions of Sections 11.03, 11.04, 11.10, 11.11, 11.12, and 11.14 (b), (c) and (d) of the Credit Agreement shall apply with like effect as to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

L-3 COMMUNICATIONS CORPORATION,
a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

GUARANTORS:

L-3 COMMUNICATIONS HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

GUARANTORS:

ELECTRODYNAMICS, INC.,
an Arizona corporation
INTERSTATE ELECTRONICS CORPORATION,
a California corporation
L-3 APPLIED TECHNOLOGIES, INC.,
a Delaware corporation
L-3 DOMESTIC HOLDINGS, INC.,
a Delaware corporation
L-3 UNIDYNE, INC.,
a Delaware corporation
L-3 CHESAPEAKE SCIENCES CORPORATION,
a Maryland corporation
L-3 COMMUNICATIONS AIS GP CORPORATION,
a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

GUARANTORS:

L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.,
a Delaware corporation
L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION, an Ohio corporation
L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a Delaware corporation
L-3 COMMUNICATIONS EO/IR, INC., a Florida corporation
L-3 COMMUNICATIONS ESSCO, INC., a Delaware corporation
L-3 COMMUNICATIONS FOREIGN HOLDINGS, INC., a Delaware corporation
L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware corporation
L-3 COMMUNICATIONS MARIPRO, INC., a California corporation
L-3 COMMUNICATIONS MOBILE-VISION, INC., a New Jersey corporation
L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC., a Delaware corporation
L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada corporation
L-3 FUZING AND ORDNANCE SYSTEMS, INC., a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

GUARANTORS:

L-3 UNMANNED SYSTEMS, INC.,
a Texas corporation
PAC ORD INC.,
a Delaware corporation
POWER PARAGON, INC.,
a Delaware corporation
SPD ELECTRICAL SYSTEMS, INC.,
a Delaware corporation
SPD SWITCHGEAR INC.,
a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a Delaware limited partnership

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

L-3 COMMUNICATIONS VERTEX AEROSPACE LLC,
L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, each a Delaware limited liability company

By:	L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as Sole Member
By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

L-3 ARMY SUSTAINMENT LLC,
L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC,
L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC, each a Delaware limited liability company

By:	L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, as Sole Member

By:	L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as Sole Member

By:	L-3 COMMUNICATIONS AIS GP CORPORATION,
as General Partner

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

L-3 ADVANCED PROGRAMS, INC., a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

L-3 CENTAUR, LLC,
L-3 AFGHANISTAN, LLC, a Delaware limited liability corporation

By:	L-3 COMMUNICATIONS CORPORATION, as Sole Member

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

MUSTANG TECHNOLOGY GROUP, LP, a Texas limited partnership

By:	L-3 COMMUNICATIONS CORPORATION, as General Partner

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

L-3 INVESTMENTS, LLC, a Delaware limited liability company

By:	L-3 COMMUNICATIONS FOREIGN HOLDINGS, INC., as Sole Member

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

L-3 CTC AVIATION HOLDINGS INC., a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

L-3 CTC AVIATION TRAINING (US) INC., a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

L-3 CTC AVIATION LEASING (US) INC., a Delaware corporation

By:	/s/ Stephen M. Souza
	Name:	Stephen M. Souza
	Title:	Vice President and Treasurer

[Signature Page to Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

[Signature Page to Amendment]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jeannette Lu
Name:	Jeannette Lu
Title:	Director

[Signature Page to Amendment]

The Bank of Nova Scotia,
as a Lender

By:	/s/ Mauricio Saishio
Name:	Mauricio Saishio
Title:	Director

[Signature Page to Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	Director

[Signature Page to Amendment]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

[Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

[For Lenders requiring two signature blocks]

By:	/s/ Yvonne Tilden
	Name:	Yvonne Tilden
	Title:	Director

[Signature Page to Amendment]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[Signature Page to Amendment]

U.S. Bank National Association,
as a Lender

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Senior Vice President

[Signature Page to Amendment]

WELLS FARGO BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Nathan R. Rantala
Name:	Nathan R. Rantala
Title:	Director

[Signature Page to Amendment]

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

[Signature Page to Amendment]

Branch Banking and Trust Company,
as a Lender

By:	/s/ Jeff Skalka
Name:	Jeff Skalka
Title:	Vice President

[Signature Page to Amendment]

HSBC Bank USA, National Association,
as a Lender

By:	/s/ Michael Thilmany
Name:	Michael Thilmany
Title:	Corporate Director

[Signature Page to Amendment]

Crédit Industriel et Commercial, New York Branch,
as a Lender

By:	/s/ Eugene F. Kenny
Name:	Eugene F. Kenny
Title:	Vice President

By:	/s/ Nicholas Regent
Name:	Nicholas Regent
Title:	Vice President

[Signature Page to Amendment]

Comerica Bank,
as a Lender

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

[Signature Page to Amendment]